UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1130 West Pender Street, Suite 820
 Vancouver, British Columbia, Canada V6E 4A4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 999-5848

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

Extension of Non-Binding Letter of Intent with Evasyst Inc.

Effective December 14, 2021, Live Current Media Inc. (the "Company") and Evayst Inc. ("KAST") agreed to amend the terms of their non-binding letter of intent dated September 14, 2021 (the "LOI") to extend the term of the LOI, and the binding standstill and exclusivity arrangements set out in the LOI, to January 14, 2022.

The above description does not purport to be complete, and is qualified in its entirety by reference to the full text of the LOI and the December 14, 2021 amendment, attached as exhibits to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of the Company's news release regarding the extension of the LOI with KAST is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit

10.1	Letter of Intent between Live Current Media, Inc. and Evasyst Inc. dated September 14, 2021.(1)

10.2	Amendment to Letter of Intent between Live Current Media Inc. and Evasyst Inc. dated December 14, 2021.

99.1	News Release dated December 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on September 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

Date: December 17, 2021
	By:	/s/ David M. Jeffs
David M. Jeffs
Chief Executive Officer